MassMutual Transitions Selectsm

Supplement dated September 12, 2005

to the Prospectus dated May 1, 2005

We are lowering the current charge for the Annual Ratchet Death Benefit Feature from 0.50% to 0.40%. If you elect this feature on or after September 12, 2005, the current charge will be 0.40%. If you elected this feature prior to September 12, 2005, the current charge will be lowered to 0.40% as of your first contract anniversary following September 11, 2005. For an explanation as to how the charge is calculated and deducted see page 40 of the prospectus.

To disclose this change the prospectus is revised as follows:

1. On page 6, under the heading “Additional Contract Owner Expenses” the current charge for the Annual Ratchet Death Benefit Feature is changed to 0.40%.

2. On page 42, under the heading “Annual Ratchet Death Benefit” the first line is deleted and replaced with:

Current Charge: 0.40%

3. On page 43 of the prospectus under the heading “Cost of the Annual Ratchet Death Benefit” the first sentence is deleted and replaced with:

If you elect the Annual Ratchet Death Benefit we will deduct an additional charge of 0.40% while the death benefit feature is in effect.

Additional Change

On page 12, under the heading “Purchase Payments” the first line is deleted and replaced with:

The minimum amount we accept for your initial purchase payment is $3,000 for qualified contracts and $5,000 for non-qualified contracts.